UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2018

Commercial Metals Company

(Exact name of registrant as specified in its charter)

Delaware	1-4304	75-0725338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 689-4300

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2018, Robert L. Guido, a Class I director of Commercial Metals Company (the “Company”), provided notice to the Company’s Board of Directors (the “Board”) of his intention to retire from his position on the Board effective as of the Company’s annual meeting of stockholders on January 10, 2018 (the “2018 Annual Meeting”). Mr. Guido’s decision to retire was not due to any disagreement with the Company relating to its operations, policies or practices.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 10, 2018, the following matters were voted upon by the stockholders of the Company at the 2018 Annual Meeting. For more information about the following matters, see the Company’s definitive proxy statement dated November 27, 2017.

(1)    the election of three persons to serve as Class II directors to serve until the 2021 annual meeting of stockholders and until their successors are elected;

(2)    the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2018;

(3)    the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2018 Annual Meeting;

(4)    an advisory vote on the frequency of future advisory votes on executive compensation;

(5)    the re-approval of the Commercial Metals Company 2013 Cash Incentive Plan; and

(6)    the re-approval of the Commercial Metals Company 2013 Long-Term Equity Incentive Plan.

The following is a summary of the final voting results for each matter presented to the stockholders:

Election of Directors:

Director’s Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Rick J. Mills	99,061,361	547,787	202,697	9,044,553
Barbara R. Smith	97,303,510	2,350,794	157,541	9,044,553
Joseph Winkler	94,727,104	4,842,993	241,748	9,044,553

All three directors were elected to serve three-year terms expiring at the 2021 annual meeting of stockholders.

Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
106,999,548	1,713,216	143,634	—

Approval, on an Advisory Basis, of Executive Compensation:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
43,720,949	54,413,850	1,677,046	9,044,553

Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation:

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
74,278,360	105,733	23,984,858	1,442,894	—

Based on the results of the advisory vote on the frequency of the advisory vote on executive compensation, the Board has determined that the Company will hold its advisory vote on executive compensation every year until the next advisory vote on the frequency of the advisory vote on executive compensation.

Re-Approval of the Commercial Metals Company 2013 Cash Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
97,108,624	2,388,118	315,103	9,044,553

Re-Approval of the Commercial Metals Company 2013 Long-Term Equity Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
96,801,914	2,721,576	288,355	9,044,553

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2018

COMMERCIAL METALS COMPANY

By:	/s/ Paul Kirkpatrick
Name: Paul Kirkpatrick
Title: Vice President, General Counsel and Corporate Secretary